Exhibit 10.1


                            SECOND NOTE AND MORTGAGE
                             MODIFICATION AGREEMENT
    MODIFYING NOTE AND MORTGAGE, DATED SEPTEMBER 27, 2006, RECORDED WITH THE REGISTER OF MIDDLESEX COUNTY ON OCTOBER 10, 2006 IN MORTGAGE BOOK 11875, PAGE
            534 AND RE-RECORDED ON OCTOBER 22, 2007 IN MORTGAGE BOOK
 12672, PAGE 0459, AS SUBSEQUENTLY MODIFIED BY A NOTE AND MORTGAGE MODIFICATION
  AGREEMENT DATED MARCH 26, 2008 AND RECORDED ON APRIL 8, 2008 IN MORTGAGE BOOK
               00147, PAGE 0617 SECURING THE SUM OF $2,200,000.00

         THIS AGREEMENT made this 13th day of August, 2008 between RONSON
                                  ----
CONSUMER PRODUCTS CORPORATION, with an address at 3 Ronson Road, Woodbridge, New Jersey 07205 (hereinafter referred to as "Mortgagor") and CAPITAL ONE, N.A. (formerly known as NORTH FORK BANK), having an address at 275 Broadhollow Road, Melville, New York 11747 (hereinafter referred to as "Mortgagee").

         WHEREAS, on September 27, 2006, Mortgagor gave a mortgage (the "Original Mortgage") to Mortgagee to secure a loan on property commonly known as 3 Ronson Road, Lot 1-D, Block 367, Township of Woodbridge, County of Middlesex and State of New Jersey, which loan was evidenced by a certain Mortgage Promissory Note, dated simultaneously with the Original Mortgage (the "Note"), executed by Mortgagor; and

         WHEREAS, said Original Mortgage, with an Assignment of Leases and Rents and other Agreements, was recorded with the Clerk of Middlesex County on October 10, 2006 in Mortgage Book 11875, Page 534; and

         WHEREAS, in order to correct a typographical error, said Original Mortgage was re-recorded with the Clerk of Middlesex County on October 22, 2007 in Mortgage Book 12672, Page 0459; and

         WHEREAS, a Note and Mortgage Modification Agreement, dated March 26, 2008 (the "Modification Agreement", and, together with the Mortgage, hereinafter collectively referred to as the "Mortgage"), was recorded on April 8, 2008 in Mortgage Book 00147, Page 0617, whereby certain terms and conditions of the Original Mortgage and the Note were modified; and

         WHEREAS, the parties wish to further modify the Mortgage and Note executed by Mortgagor in favor of Mortgagee to reflect certain additional changes in their agreement; and

         WHEREAS, the parties wish to have this Second Note and Mortgage Modification Agreement executed and filed with the Clerk of the County of Middlesex as consideration for Mortgagee refraining from declaring the Note and Mortgage, as previously modified, in default.

         NOW, THEREFORE, for the mutual promises set forth above, the parties agree as follows:

1. The parties acknowledge that, as of August 12, 2008, the total principal and accrued interest sum due and owing for the Note and Mortgage given by Mortgagor to Mortgagee is $2,142,979.81.

2.       Effective as of September 1, 2008, the Interest Rate, as defined in
         Section 1 of the Note and amended in Section 3 of the Modification Agreement, is hereby further modified and amended as follows:

                           (a) from September 1, 2008 through December 31, 2008,
                  the Interest Rate is hereby increased to 9.00%;

                           (b) from January 1, 2009 through March 31, 2009, the
                  Interest Rate is hereby increased to 9.50%;

                           (c) from April 1, 2009 through June 30, 2009, the
                  Interest Rate is hereby increased to 10.00%;

                           (d) from July 1, 2009 through September 30, 2009, the
                  Interest Rate is hereby increased to 10.50%; and

                           (e) from October 1, 2009 through the Maturity Date
                  (as revised herein), the Interest Rate shall be increased to 11.00%.

3. As of the date of this Agreement, the Maturity Date of the Loan, as defined in Section 2 of the Note, shall be deemed to be January 1, 2010 and, accordingly, all references in this Agreement, the Note, Mortgage and other related loan documents to the Maturity Date shall be deemed to mean January 1, 2010.

4. Mortgagor shall pay Mortgagee's costs and expenses related to the preparation and negotiation of this Agreement, including all recording charges and all of Mortgagee's legal fees with respect to same. Mortgagee's legal bill shall be paid by Mortgagor within thirty (30) days of presentment of the legal bill to Mortgagor.

5. Mortgagor shall be required to pay Mortgagee a modification fee of $10,688.77 as consideration for this Agreement, which fee shall be paid by Mortgagor simultaneously with the execution by Mortgagor of this Agreement.

6. Effective as of the date of this Agreement, Mortgagee hereby agrees to waive the pre-tax earnings covenant set forth in Section 7 of the Modification Agreement.

7. Effective as of the date of this Agreement, Section 6 of the Note, entitled "Prepayments", is hereby deleted in its entirety and replaced with the following:

                           "6. Prepayments. The Borrower shall have the right,
                               -----------
                  upon no less than thirty (30) days prior written notice, to prepay the Loan in multiples of $10,000.00 with interest computed to the last day of the month in which any prepayment is made, provided, however, that Borrower shall pay an Exit Fee in connection with any such prepayment(s) occurring from and after April 1, 2009, as follows:

                                    (i)      $200,000.00, from April 1, 2009
                                             through July 31, 2009; and
                                    (ii)     $400,000.00, from August 1, 2009
                                             through the Maturity Date."

8. Any violation of this Agreement by Mortgagor shall constitute an Event of Default for which Mortgagee may avail itself of the remedies set forth in the Note, Mortgage and all other loan documents executed by Mortgagor, dated September 27, 2006.

9. Mortgagor acknowledges and agrees that Mortgagee is under no obligation to enter into any modification agreements in the future and Mortgagee is not obligated to waive any future defaults, as per the terms of the Mortgage.

                          MORTGAGEE:     CAPITAL ONE, N.A.
                                         (FORMERLY NORTH FORK BANK)



Witness:

________________________                   By:
------------------------                         -------------------------------
                                           Name: Frederick Knodel
                                           Title: Vice President

CORPORATION ACKNOWLEDGEMENT

STATE OF _____________, COUNTY OF ___________, SS:

BE IT REMEMBERED, that on this ____ day of August, 2008, before me, the subscriber, personally appeared __________, _____________ of Capital One, N.A., formerly known as North Fork Bank, who acknowledges under oath, to my satisfaction, that the corporation: (a) is a corporation under the laws of the United States of America; and (b) he is authorized to sign, seal and deliver this instrument as the voluntary act and deed of the corporation and that shareholder and director authority is not necessary.


                                               ----------------------------
                                               Notary Public

                       MORTGAGOR:     RONSON CONSUMER PRODUCTS
                                      CORPORATION



Witness:

/s/ Daryl K. Holcomb                  By:     /s/ Louis V. Aronson II
-------------------------------              -----------------------------------
                                      Name:  Louis V. Aronson II
                                      Title: President & Chief Executive Officer

CORPORATION ACKNOWLEDGEMENT

STATE OF NEW JERSEY, COUNTY OF Somerset, SS:
                               --------

BE IT REMEMBERED, that on this 13th day of August, 2008, before me, the subscriber, personally appeared Louis V. Aronson II, President & Chief Executive
                                ------------------------------------------------
Officer of Ronson Consumer Products Corporation, who acknowledges under oath, to
-------
my satisfaction, that the corporation: (a) is a corporation of the State of New Jersey; and (b) he is authorized to sign, seal and deliver this instrument as the voluntary act and deed of the corporation and that shareholder and director authority is not necessary.


                                              /s/ Dawnmarie Cap
                                              ----------------------------------
                                              Notary Public







Record & Return to:

Jersey Stewart Title Agency, LLC
1055 Parsippany Blvd., Suite 503
Parsippany, New Jersey 07054